Exhibit 10.46

SECOND AMENDMENT TO THE
RESTATED PARK PLACE ENTERTAINMENT CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

WHEREAS, Caesars Entertainment, Inc. (formerly named Park Place Entertainment Corporation) maintained the Park Place Entertainment Corporation Executive Deferred Compensation Plan (the “Plan”), which was most recently amended and restated effective as of January 1, 2002;

WHEREAS, effective as of June 13, 2005, Caesars Entertainment, Inc. was merged with and into Harrah’s Operating Company, Inc., a Delaware corporation (“Harrah’s Operating”) and a wholly-owned subsidiary of Harrah’s Entertainment, Inc., a Delaware corporation (“Harrah’s”);

WHEREAS, effective as of June 13, 2005, the Plan was amended to provide that Harrah’s shall have authority to amend the Plan;

WHEREAS, Harrah’s now wishes to amend the Plan to provide that a specified Participant (as defined in the Plan) may elect to withdraw all or any portion of his Accounts (as defined in the Plan) during 2005 in accordance with the transitional relief under Internal Revenue Notice 2005-1, Q/A-20;

WHEREAS, Section 10.5 of the Plan provides that Harrah’s may amend the Plan, subject to certain limitations.

NOW, THEREFORE, the Plan is hereby amended, effective as of August 1, 2005, as follows:

AMENDMENT

1.                                       Article VI of the Plan is hereby amended to add new Section 6.3A to read in its entirety as follows:

6.3A        Special Withdrawal during 2005.

A Participant whose name is set forth on Appendix B hereto may request a withdrawal of all or any portion of his vested Accounts as set forth in this Section 6.3A prior to termination of employment.  Such Participant may make only one withdrawal request under this Section 6.3A and shall make such withdrawal request not later than October 31, 2005.  Such withdrawal shall be taken in a lump sum payment and shall be made on or before December 31, 2005.  Such Participant’s withdrawal under this Section 6.3A shall comply with the requirements of the transitional relief under Q/A-20 of Internal Revenue Service Notice 2005-1.

2.                                       The Plan is hereby amended to add new Appendix B at the end thereof, in the form attached hereto.

This Second Amendment to the Plan is hereby executed by a duly authorized officer of Harrah’s Entertainment, Inc., effective as of August 1, 2005.

HARRAH’S OPERATING COMPANY, INC.

By:

Its:

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